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                                                                   Exhibit 99(j)


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Statement of Additional Information in Post-Effective Amendment No. 62 to the Registration Statement
(Form N-1A, No. 033-23166) of Morgan Stanley Institutional Fund, Inc.


                                                         ERNST & YOUNG LLP

Boston, Massachusetts
July 31, 2006